                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

           180 East Fifth Street
            St. Paul, Minnesota                              55101
------------------------------------------  ------------------------------------
 (Address of principal executive offices)                  (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                          ABRAXAS PETROLEUM CORPORATION
                           GREY WOLF EXPLORATION, INC.
                          SANDIA OIL & GAS CORPORATION
                          SANDIA OPERATING CORPORATION
                            WAMSUTTER HOLDINGS, INC.
                      WESTERN ASSOCIATED ENERGY CORPORATION
                           EASTSIDE COAL COMPANY, INC.
                     (Issuer with respect to the Securities)

                 Nevada                                  74-2584033
                 Alberta                                     N/A
                  Texas                                  74-2368968
                  Texas
                 Wyoming                                 74-2897013
                  Texas
                 Canada
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     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)

        500 North Loop 1604 East
           San Antonio, Texas                                78232
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(Address of Principal Executive Offices)                   (Zip Code)

                         11 1/2% SECURED NOTES DUE 2007
                       (Title of the Indenture Securities)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                   Comptroller of the Currency
                   Washington, D.C.

         b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                   Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
             None

ITEMS 3-15   ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
             TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
             INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

         1.  A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.  A copy of the existing bylaws of the Trustee.*

         5.  A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


   * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 24th day of December, 2002.


                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:   /s/ Frank P. Leslie III
                                        ------------------------
                                        Frank P. Leslie III
                                        Vice President


By:  /s/ Lori-Anne Rosenberg
     ----------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: December 24, 2002


                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:   /s/ Frank P. Leslie III
                                        ------------------------
                                        Frank P. Leslie III
                                        Vice President


By:  /s/ Lori-Anne Rosenberg
     ----------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2002

                                    ($000's)

                                                                9/30/2002
                                                              -------------
ASSETS
   Cash and Due From Depository Institutions                  $   8,809,794
   Federal Reserve Stock                                                  0
   Securities                                                    28,156,313
   Federal Funds                                                    975,986
   Loans & Lease Financing Receivables                          111,491,144
   Fixed Assets                                                   1,357,049
   Intangible Assets                                              8,242,263
   Other Assets                                                   7,510,862
                                                              -------------
       TOTAL ASSETS                                           $ 166,543,411

LIABILITIES
   Deposits                                                   $ 112,901,360
   Fed Funds                                                      2,319,887
   Treasury Demand Notes                                                  0
   Trading Liabilities                                              285,504
   Other Borrowed Money                                          20,829,386
   Acceptances                                                      137,242
   Subordinated Notes and Debentures                              5,696,195
   Other Liabilities                                              5,198,418
                                                              -------------
   TOTAL LIABILITIES                                          $ 147,367,992

EQUITY
   Minority Interest in Subsidiaries                          $     990,010
   Common and Preferred Stock                                        18,200
   Surplus                                                       11,312,077
   Undivided Profits                                              6,855,132
                                                              -------------
       TOTAL EQUITY CAPITAL                                   $  19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL                          $ 166,543,411

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Frank P. Leslie III
     -----------------------
     Vice President

Date: December 24, 2002